UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/30/2009

RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14428

Bermuda	98-014-1974
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Renaissance House
8-20 East Broadway
Pembroke Bermuda HM19
(Address of principal executive offices, including zip code)

(441) 295-4513
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

The registrant issued the press release attached hereto as Exhibit 99.1 on April 30, 2009.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit No.    Description

99.1                Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenaissanceRe Holdings Ltd.

Date: April 30, 2009	By:	/s/ Fred R. Donner
Fred R. Donner
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release